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               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): September 9,
1999


                     ALLEGHENY ENERGY, INC.
     (Exact name of registrant as specified in its charter)

Maryland                      1-267               13-5531602
(State or other               (Commission File    (IRS Employer
jurisdiction of               Number)             Identification
incorporation)                                    Number)


                     10435 Downsville Pike
                     Hagerstown, MD  21740

(Address of principal executive offices)


Registrant's telephone number,
  including area code:                          (301)  790-3400



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Item 5.   Other Events.

               On September 9, 1999, Allegheny Energy, Inc.
          (Allegheny) announced that it has agreed to purchase the assets of West Virginia Power, a division of UtiliCorp United Inc. for $75 million, subject to necessary regulatory approvals. Allegheny also signed a 20-year gas supply agreement with a UtiliCorp subsidiary, Aquila Energy, to supply natural gas. In addition, Allegheny agreed to purchase from UtiliCorp a heating, ventilation and air conditioning installation and service operation, Appalachian Electric Heating, for $3.45 million. Attached as Exhibit 99.1 is a copy of the press release.

Item 7    Exhibits

          Ex. 99.1       Press release dated September 9, 1999










                           SIGNATURES


        Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                Allegheny Energy, Inc.




Dated:  September 10, 1999      By:     /S/ T. K. Henderson
                                Name:   Thomas K. Henderson
                                Title:  Vice President


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                         EXHIBIT INDEX


Item No. 7                    Exhibits

                                    Ex.  99.1       Press release
                         dated September 9, 1999

                                                     Exhibit 99.1